                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                       AMENDMENT NO. 2 TO CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 12, 1999



                       PLAINS ALL AMERICAN PIPELINE, L.P.
               (Exact name of registrant as specified in charter)



               DELAWARE                1-14569               76-0582150
      (State of Incorporation    (Commission File No.)    (I.R.S. Employer
         or Organization)                                Identification No.)


     500 Dallas Street, Suite 700
            Houston, Texas                             77002
(Address of Principal Executive Offices)             (Zip Code)


      Registrant's telephone number, including area code:  (713) 654-1414

The sole purpose of this amendment to the Registrant's Current Report on Form 8-K/A Amendment No. 1 dated May 12, 1999 and filed June 28, 1999, is to amend the pro forma financial statements, in their entirety. This amendment reflects adjustments made to pro forma entries K, M and N.

ITEM 7. FINANCIAL STATEMENTS OF BUSINESS ACQUIRED AND EXHIBITS

(a) Pro Forma Financial Information (unaudited)

PLAINS ALL AMERICAN PIPELINE, L.P.
 PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS:
   Introduction                                                                                                      F-1
   Pro Forma Consolidated Balance Sheet as of March 31, 1999                                                         F-2
   Pro Forma Consolidated Statement of Income for the three months ended March 31, 1999                              F-3
   Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998                               F-4
   Notes to Pro Forma Consolidated Financial Statements                                                              F-5

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 16, 1999
                                 PLAINS ALL AMERICAN PIPELINE, L.P.

                                 By: PLAINS ALL AMERICAN INC.,
                                     Its General Partner



                                 By:  /s/ Cynthia A. Feeback
                                      ------------------------------------------
                                 Name:  Cynthia A. Feeback
                                 Title: Treasurer
                                        (Principal Accounting Officer
                                        of the General Partner)

                 PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF
              PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES


INTRODUCTION

     The accompanying unaudited pro forma consolidated financial statements are presented to reflect the acquisition of Scurlock Permian LLC and certain other pipeline assets (the "Scurlock Acquisition") from Marathon Ashland Petroleum LLC ("MAP") by Plains Scurlock Permian, L.P. ("Plains Scurlock"), a newly formed operating limited partnership of Plains All American Pipeline, L.P. ("PAA"). The Scurlock Acquisition was consummated on May 12, 1999, and has been accounted for using the purchase method of accounting. The pro forma consolidated balance sheet as of March 31, 1999 and the pro forma consolidated statement of income for the three months ended March 31, 1999 are based upon the historical financial statements of PAA, and the Scurlock Permian Businesses ("Scurlock"). The Scurlock financial statements pertain to the business sold to PAA by MAP and represent a carve-out financial statement presentation of a MAP operating unit. PAA is a limited partnership formed in the third quarter of 1998, to acquire and operate the midstream crude oil business and assets of Plains Resources Inc. and its wholly owned subsidiaries (the "Plains Midstream Subsidiaries" or the "Predecessor"). On November 23, 1998, PAA completed the initial public offering and the transactions whereby PAA became the successor to the business of the Predecessor. The pro forma consolidated statement of operations for the year ended December 31, 1998, is based on the historical consolidated income statement of PAA (for the period from November 23, 1998 to December 31, 1998), the historical combined income statement of the Predecessor (for the period from January 1, 1998 to November 22, 1998), and the historical statement of operations of Scurlock for the year ended December 31, 1998. Certain reclassifications have been made to the historical Scurlock financial statements to conform to PAA's presentation (see pro forma note K).

     The unaudited pro forma consolidated financial statements are not necessarily indicative of the results of the future operations of PAA. The unaudited pro forma consolidated financial statements should be read in conjunction with the notes thereto and the historical financial statements of Scurlock, included in Item 7(a) of Amendment No. 1 to Form 8-K/A filed with the Securities and Exchange Commission on June 28, 1999. In addition, reference should be made to the historical financial statements of PAA included in Form 10-K for the year ended December 31, 1998, and included in Form 10-Q for the three months ended March 31, 1999, filed with the Securities and Exchange Commission.

     The following unaudited pro forma consolidated financial statements have been prepared as if the Scurlock Acquisition and related transactions had taken place on March 31, 1999, in the case of the pro forma consolidated balance sheet or as of January 1, 1998, in the case of the pro forma consolidated statement of income for the three months ended March 31, 1999, and the pro forma consolidated statement of operations for the year ended December 31, 1998.

              PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES
               PRO FORMA CONSOLIDATED BALANCE SHEET (unaudited)
                                MARCH 31, 1999
                                (in thousands)

                                                                 HISTORICAL
                                                      ------------------------------
                                                         PLAINS ALL       SCURLOCK
                                                          AMERICAN         PERMIAN      PRO FORMA
                                                       PIPELINE, L.P.    BUSINESSES    ADJUSTMENTS       NOTE       PRO FORMA
                                                      ----------------  ------------  ------------      ------     -----------
                 ASSETS
CURRENT ASSETS
Cash and cash equivalents                                    $    683     $      36      $ 142,365    A              $    719
                                                                                          (142,365)   B
Accounts receivable                                           156,159       243,998         42,743    C               306,097
                                                                                            (9,168)   J
                                                                                          (127,635)   K
Due from affiliates                                             4,757             -              -                      4,757
Inventory                                                      24,564        37,208        (16,057)   B                43,256
                                                                                            (2,459)   B
Prepaid expenses and other                                        852         2,988              -                      3,840
                                                             --------     ---------      ---------                 ----------
Total current assets                                          187,015       284,230       (112,576)                   358,669
                                                             --------     ---------      ---------                 ----------
PROPERTY AND EQUIPMENT
Crude oil pipeline, gathering and terminal assets             380,956       143,425        124,725    B               505,681
                                                                                          (138,287)   B
                                                                                            (5,138)   D
Other property and equipment                                      671             -          1,503    B                 2,174
                                                             --------     ---------      ---------                 ----------
                                                              381,627       143,425        (17,197)                   507,855
Less allowance for depreciation and amortization               (3,177)      (15,215)        14,646    B                (3,177)
                                                                                               569    D
                                                             --------     ---------      ---------                 ----------
                                                              378,450       128,210         (1,982)                   504,678
                                                             --------     ---------      ---------                 ----------
OTHER ASSETS
Pipeline linefill                                              57,001             -         16,057    B                73,058
Other                                                          10,846         4,218         (2,514)   B                13,946
                                                                                            (1,704)   B
                                                                                             3,100    B
                                                             --------     ---------      ---------                 ----------
                                                             $633,312     $ 416,658      $ (99,619)                $  950,351
                                                             ========     =========      =========                 ==========

            LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES
Accounts payable and other current liabilities               $151,385     $ 310,477      $   1,000    B              $326,059
                                                                                            (9,168)   J
                                                                                          (127,635)   K
Interest payable                                                1,356             -              -                      1,356
Due to affiliates                                              12,285             -              -                     12,285
Notes payable                                                   4,100             -              -                      4,100
                                                             --------     ---------      ---------                 ----------
Total current liabilities                                     169,126       310,477       (135,803)                   343,800

LONG-TERM LIABILITIES
Bank debt                                                     181,000             -        117,112    A               298,112
Other                                                             155             -              -                        155
                                                             --------     ---------      ---------                 ----------
Total liabilities                                             350,281       310,477        (18,691)                   642,067
                                                             --------     ---------      ---------                 ----------
PARENT COMPANY INVESTMENT                                           -       106,181       (144,355)   B                     -
                                                                                            42,743    C
                                                                                            (4,569)   D

PARTNERS' CAPITAL
Common unitholders
 (20,059,239 units outstanding,
 21,366,429 pro forma)                                        260,518             -         25,000    A               285,518
Subordinated unitholders
 (10,026,619 units outstanding)                                21,214             -              -                     21,214
General partner                                                 1,299             -            253    A                 1,552
                                                             --------     ---------      ---------                 ----------
                                                              283,031       106,181        (80,928)                   308,284
                                                             ========     =========      =========                 ==========
                                                             $633,312     $ 416,658      $ (99,619)                $  950,351
                                                             ========     =========      =========                 ==========


           See notes to pro forma consolidated financial statements.

              PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED STATEMENT OF INCOME (unaudited)
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
                 (in thousands, except unit and per unit data)

                                              HISTORICAL
                                  ------------------------------
                                     PLAINS ALL       SCURLOCK
                                      AMERICAN         PERMIAN      PRO FORMA
                                   PIPELINE, L.P.    BUSINESSES    ADJUSTMENTS      NOTE     PRO FORMA
                                  ----------------  ------------  ------------     ------   -----------
REVENUES                                 $455,760     $ 775,331     $     (493)       D       $730,751
                                                                       (23,119)       J
                                                                      (476,728)       K
COST OF SALES
 AND OPERATIONS                           435,932       763,511            (94)       D        700,875
                                                                          (569)       H
                                                                          (372)       I
                                                                       (23,119)       J
                                                                      (474,974)       K
                                                                          (498)       L
                                                                         1,058        M
TAXES OTHER THAN
 INCOME TAXES                                   -           757           (757)       K              -
INVENTORY MARKET
 VALUATION CREDIT                               -       (10,014)           515        N         (9,499)
                                       ----------     ---------    -----------              ----------
Gross Margin                               19,828        21,077         (1,530)                 39,375
                                       ----------     ---------    -----------              ----------
EXPENSES
General and administrative                  2,178         7,956           (443)       D          9,200
                                                                          (256)       H
                                                                          (235)       L

Depreciation and amortization               2,831         2,952            (59)       D          4,339
                                                                         1,507        F
                                                                        (2,892)       G
                                       ----------     ---------    -----------              ----------
Total expenses                              5,009        10,908         (2,378)                 13,539
                                       ----------     ---------    -----------              ----------
Operating income                           14,819        10,169            848                  25,836

Interest expense                            3,193             -          2,248        E          5,441
Other expense                                 410             -              -                     410
Interest and other income                     (97)            -            547        D           (547)
                                                                          (997)       K
                                       ----------     ---------    -----------              ----------
NET INCOME                               $ 11,313     $  10,169    $      (950)                $20,532
                                       ==========     =========    ===========              ==========
BASIC AND DILUTED
 NET INCOME PER
 LIMITED PARTNER UNIT                    $   0.37                                              $  0.64
                                       ==========                                           ==========
WEIGHTED AVERAGE NUMBER
 OF UNITS OUTSTANDING                  30,088,858                                           31,396,048
                                       ==========                                           ==========

           See notes to pro forma consolidated financial statements.

              PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES
          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                 (in thousands, except unit and per unit data)

                                                 HISTORICAL
                         -------------------------------------------------------
                           PLAINS ALL AMERICAN PIPELINE, L.P.
                         -------------------------------------
                          NOVEMBER 23,           JANUARY 1,
                            1998 TO                1998 TO             SCURLOCK
                          DECEMBER 31,          NOVEMBER 22,           PERMIAN           PRO FORMA
                              1998                  1998              BUSINESSES        ADJUSTMENTS        NOTE       PRO FORMA
                         --------------        --------------        ------------      -------------      ------     -----------
                                               (Predecessor)
REVENUES                         $176,445              $953,244         $3,773,536        $    (2,502)       D        $2,377,887
                                                                                             (103,242)       J
                                                                                           (2,419,594)       K
COST OF SALES
 AND OPERATIONS                   168,946               922,263          3,742,276             (1,451)       D         2,306,634
                                                                                               (2,277)       H
                                                                                               (1,460)       I
                                                                                             (103,242)       J
                                                                                           (2,416,155)       K
                                                                                               (2,781)       L
                                                                                                  515        M
TAXES OTHER THAN
 INCOME TAXES                           -                     -              2,653             (2,653)       K                 -
INVENTORY MARKET
 VALUATION CHARGE                       -                     -             10,014               (515)       N             9,499
                               ----------            ----------         ----------        -----------                 ----------
Gross Margin                        7,499                30,981             18,593              4,681                     61,754
                               ----------            ----------         ----------        -----------                 ----------
EXPENSES
General and administrative            771                 4,526             31,033               (585)       D            32,979
                                                                                               (1,023)       H
                                                                                               (1,743)       L
Depreciation and
 amortization                       1,192                 4,179             11,136               (248)       D            11,397
                                                                                                6,026        F
                                                                                              (10,888)       G
                               ----------            ----------         ----------        -----------                 ----------
Total expenses                      1,963                 8,705             42,169             (8,461)                    44,376
                               ----------            ----------         ----------        -----------                 ----------
Operating income (loss)             5,536                22,276            (23,576)            13,142                     17,378

Interest expense                    1,371                 8,492                  -              9,118        E            18,981
Related party interest
 expense                                -                 2,768                  -                  -                      2,768
Interest and other income            (12)                  (572)                 -                (65)       D            (1,435)
                                                                                                 (786)       K
                               ----------            ----------         ----------        -----------                 ----------
Net income (loss) before
 provision in lieu
 of income taxes                    4,177                11,588            (23,576)             4,875                     (2,936)

Provision in lieu of
 income taxes                           -                 4,563                  -                  -                      4,563
                               ----------            ----------         ----------        -----------                 ----------
NET INCOME (LOSS)                $  4,177              $  7,025         $  (23,576)       $     4,875                 $   (7,499)
                               ==========            ==========         ==========        ===========                 ==========
BASIC AND DILUTED
 NET INCOME (LOSS)
 PER LIMITED
 PARTNER UNIT                    $   0.14              $   0.40                                                       $    (0.23)
                               ==========            ==========                                                       ==========
WEIGHTED AVERAGE
 NUMBER OF UNITS
 OUTSTANDING                   30,088,858            17,003,858                                                       31,396,048
                               ==========            ==========                                                       ==========



See notes to pro forma consolidated financial statements.

              PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


INTRODUCTION

     The accompanying unaudited pro forma consolidated financial statements are presented to reflect the acquisition of Scurlock Permian LLC and certain other pipeline assets (the "Scurlock Acquisition") from Marathon Ashland Petroleum LLC ("MAP") by Plains Scurlock Permian, L.P. ("Plains Scurlock"), a newly formed operating limited partnership of Plains All American Pipeline, L.P. ("PAA"). The Scurlock Acquisition was consummated on May 12, 1999, and has been accounted for using the purchase method of accounting. The pro forma consolidated balance sheet as of March 31, 1999 and the pro forma consolidated statement of income for the three months ended March 31, 1999 are based upon the historical financial statements of PAA, and the Scurlock Permian Businesses ("Scurlock"). The Scurlock financial statements pertain to the business sold to PAA by MAP and represent a carve-out financial statement presentation of a MAP operating unit. PAA is a limited partnership formed in the third quarter of 1998, to acquire and operate the midstream crude oil business and assets of Plains Resources Inc. and its wholly owned subsidiaries (the "Plains Midstream Subsidiaries" or the "Predecessor"). On November 23, 1998, PAA completed the initial public offering and the transactions whereby PAA became the successor to the business of the Predecessor. The pro forma consolidated statement of operations for the year ended December 31, 1998, is based on the historical consolidated income statement of PAA (for the period from November 23, 1998 to December 31, 1998), the historical combined income statement of the Predecessor (for the period from January 1, 1998 to November 22, 1998), and the historical statement of operations of Scurlock for the year ended December 31, 1998. Certain reclassifications have been made to the historical Scurlock financial statements to conform to PAA's presentation (see pro forma note K.)

     The unaudited pro forma consolidated financial statements are not necessarily indicative of the results of the future operations of PAA. The unaudited pro forma consolidated financial statements should be read in conjunction with the notes thereto and the historical financial statements of Scurlock, included in Item 7(a) of Amendment No. 1 to Form 8-K/A filed with the Securities and Exchange Commission on June 28, 1999. In addition, reference should be made to the historical financial statements of PAA included in Form 10-K for the year ended December 31, 1998, and included in Form 10-Q for the three months ended March 31, 1999, filed with the Securities and Exchange Commission.

     The following unaudited pro forma consolidated financial statements have been prepared as if the Scurlock Acquisition and related transactions had taken place on March 31, 1999, in the case of the pro forma consolidated balance sheet or as of January 1, 1998 in the case of the pro forma consolidated statement of income for the three months ended March 31, 1999, and the pro forma consolidated statement of operations for the year ended December 31, 1998.


     In addition to the pro forma adjustments below, PAA estimates that certain costs which are included in the historical financial statements of Scurlock will not be incurred by PAA in its operations of Scurlock. Such amounts include (i) approximately $1.4 million of severance costs included in the Scurlock historical statement of operations for the year ended December 31, 1998 related to staff reductions implemented by Scurlock in the fourth quarter of 1998 for employees that PAA does not plan to replace, (ii) approximately $2.5 million of compensation and benefits expense related to the staff reductions discussed in item (i) which are included in the Scurlock historical statement of operations for the year ended December 31 1998, and (iii) approximately $1.1 million and $3.5 million which are reflected in the Scurlock historical statement of operations for the three months ended March 31, 1999 and the year ended December 31, 1998, respectively, for amounts of corporate overhead allocated by MAP to Scurlock.

PRO FORMA ADJUSTMENTS

     A. Reflects the financing for the Scurlock Acquisition which was provided through (i) borrowings of approximately $92 million under a limited recourse bank facility with BankBoston, N.A. (the "Plains Scurlock Credit Facility"),
(ii) the sale to PAA's general partner ("General Partner") of 1.3 million Class B Common Units of PAA ("Class B Units") at $19.125 per unit, the price equal to the market value of PAA's common units, for a total cash consideration of $25 million and (iii) a $25 million draw under PAA's existing revolving credit agreement. In addition, the General Partner's $0.3 million capital contribution resulting from the sale of the Class B Units is reflected.

     The Class B Units are initially pari passu with Common Units with respect to distributions, and after six months are convertible into Common Units upon approval of a majority of Common Unitholders. After such six month period, the Class B Unitholder may request that PAA call a meeting of Common Unitholders to consider approval of the conversion of Class B Units into Common Units. If the approval of such conversion by the Common Unitholders is not obtained within 120 days of such request (the "Initial Approval Period"), the Class B Unitholders will be entitled to receive distributions, on a per unit basis, equal to 110% of the amount of distributions paid on a Common Unit, with such distribution right increasing to 115% if such approval is not secured within 90 days after the end of the Initial Approval Period. Except for the vote to approve the conversion, Class B Units have the same voting rights as the Common Units.

     B. Reflects the consummation of the Scurlock Acquisition and the related purchase accounting entries. The purchase price was allocated in accordance with APB 16 as follows (in thousands):

        Crude oil pipeline, gathering and terminal assets       $124,725
        Other property, and equipment                              1,503
        Pipeline linefill                                         16,057
        Debt issue costs                                           3,100
        Net working capital items                                 (3,020)
                                                                --------
        Cash paid                                               $142,365
                                                                ========


     The purchase price allocation was based on preliminary estimates of fair value and is subject to adjustment as additional information becomes available and is evaluated. Approximately $16.0 million representing minimum amounts of crude oil which are required to operate Scurlock's pipeline and gathering assets have been classified as pipeline linefill, a long-term asset. Pipeline linefill was classified as a current asset and included in inventory by Scurlock. Approximately $1.7 million of intangible assets and $2.5 million of materials and supplies inventory reflected in Scurlock's historical balance sheet has been eliminated in the purchase accounting entries. In addition, approximately $2.5 million representing Scurlock's 50% investment in a crude oil tank has been reclassified as property and equipment from other assets and included in the purchase price allocation based on PAA's valuation of such asset.

     The purchase accounting entries include a $1.0 million accrual for estimated environmental remediation costs. Under the agreement for the sale of Scurlock by MAP to Plains Scurlock, MAP has agreed to indemnify and hold harmless Scurlock and Plains Scurlock for claims, liabilities and losses (collectively "Losses") resulting from any act or omission attributable to Scurlock's business or properties occurring prior to the date of the closing of such sale to the extent the aggregate amount of such Losses exceed $1 million; provided however, that claims for such Losses must be asserted by Scurlock against MAP on or before May 15, 2003.

     C. Reflects the reclassification of Scurlock's net receivables from MAP for crude oil purchases. Such amounts, which were paid by MAP in cash subsequent to March 31, 1999, were reflected in the Scurlock historical financial statements as a component of Parent Company Investment.

     D. Reflects the elimination of certain assets that were not purchased by PAA, including associated revenues and expenses.

     E. Reflects pro forma interest expense on (i) borrowings of approximately $92 million under the Plains Scurlock Credit Facility and (ii) borrowings of $25 million under PAA's existing credit facility. PAA has entered into a series of 21 month interest rate collars, which provide for a floor of 5.04% and a ceiling of 6.5% on a notional principal amount of $90 million of the LIBOR portion outstanding under the Plains Scurlock Credit Facility. Pro forma interest expense was calculated based on a composite annual interest rate of 7.8%. The effect of a 1/8% change in the pro forma interest rate would be approximately $37,000 for the three months ended March 31, 1999 and approximately $150,000 for the year ended December 31, 1998.

     F. Reflects pro forma depreciation and amortization expense based on the purchase price of the Scurlock assets by PAA. The pro forma composite useful depreciable life of the fixed assets acquired is 23 years. Debt issue costs incurred in connection with the Scurlock Acquisition are amortized using the straight-line method over five years, the term of the Plains Scurlock Credit Facility.

     G. Reflects the elimination of historical Scurlock depreciation and amortization expense.

     H. Reflects the reduction in compensation and benefits expense due to staff terminations implemented by PAA at May 12, 1999. PAA has no plans to replace these personnel. Such amounts reflect the historical compensation expenses incurred by Scurlock. The termination of personnel is not expected to adversely impact PAA's revenues or costs.

     I. Reflects the cost reduction for services provided to Scurlock by MAP related to the operation of certain pipeline assets. The Scurlock Acquisition agreement provides for a reduced cost for such services subsequent to the acquisition date.

     J. Reflects the elimination of historical sales and purchases and associated receivables and payables between Scurlock and PAA.

     K. Reflects the reclassification of certain items to conform to the classification of such items in PAA's historical financial statements. In addition, in order to make the Scurlock financial data consistent with that of PAA, purchases and sales have been adjusted to exclude buy/sell activity where like volumes are purchased and sold with the same customer with no effect on net income; likewise, accounts receivable and accounts payable balances have been netted to reflect these transactions.

     L. Reflects the elimination of expenses associated with MAP's profit sharing and post retirement pension, health and benefit plans in which Scurlock's employees are no longer entitled to participate so that cost of sales and operations and general and administrative expense reflect the ongoing cost of employee benefits to PAA.

     M. Reflects the restatement of Scurlock's inventory at average cost, which is the inventory costing method utilized by PAA. Scurlock utilized the LIFO method to determine inventory cost.

     N. Reflects the adjustment of the historical market valuation charge/credit reflected in Scurlock's historical financial statements to reflect such amounts based on the average cost inventory method utilized by PAA.